Exhibit 99.1
4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com

News Release

Pebblebrook Hotel Trust Provides Operating Update and Revises its Q4 2022 and Full Year 2022 Outlook

Bethesda, MD, December 20, 2022 – Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today provided an update on recent operating trends.

Please visit https://investor.pebblebrookhotels.com/investor-presentations-1 to view the updated presentation the Company issued on its website with additional details on the current operating trends.

Additionally, based upon a preliminary review of operating and financial results, the Company has updated its fourth quarter 2022 outlook as follows:

	Revised Q4 2022 Outlook (As of 12/20/2022)		Prior Outlook (As of 10/27/2022)		Variance to Prior Outlook
	Low	High	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Net loss	$(39.9)	$(35.9)	$(32.2)	$(24.2)	$(7.7)	$(11.7)

Adjusted EBITDAre	$52.0	$56.0	$63.8	$71.8	$(11.8)	$(15.8)

Adjusted FFO(1)	$16.5	$20.5	$24.2	$32.2	$(7.7)	$(11.7)
Adjusted FFO per diluted share(1)	$0.13	$0.16	$0.18	$0.24	$(0.05)	$(0.08)

Same Property RevPAR	$173	$175	$183	$188	$(10)	$(13)
Same Property RevPAR variance vs. 2019(1)	(8.0)%	(7.0)%	(3.0)%	0.0%	(5.0)%	(7.0)%
Same Property RevPAR variance vs. 2021(1)	25.2%	26.6%	32.1%	36.2%	(6.9)%	(9.6)%

Same Property EBITDA(1)	$61.0	$65.0	$75.0	$83.0	$(14.0)	$(18.0)
Same Property EBITDA variance vs. 2019(1)	(31.6)%	(27.1)%	(15.9)%	(7.0)%	(15.7)%	(20.1)%

Based on the above Q4 2022 outlook, the implied full-year 2022 outlook is as follows:

	Revised Full Year 2022 Outlook (As of 12/20/2022)		Prior Outlook (As of 10/27/2022)		Variance to Prior Outlook
	Low	High	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Net loss	$(85.1)	$(81.1)	$(77.4)	$(69.4)	$(7.7)	$(11.7)

Adjusted EBITDAre	$351.2	$355.2	$363.0	$371.0	$(11.8)	$(15.8)

Adjusted FFO(1)	$212.1	$216.1	$219.8	$227.8	$(7.7)	$(11.7)
Adjusted FFO per diluted share(1)	$1.61	$1.64	$1.66	$1.72	$(0.05)	$(0.08)

Same Property RevPAR	$193	$193	$195	$196	$(2)	$(3)
Same Property RevPAR variance vs. 2019(1)	(8.0)%	(7.75)%	(7.0)%	(6.5)%	(1.0)%	(1.25)%
Same Property RevPAR variance vs. 2021(1)	67.2%	67.2%	68.9%	69.8%	(1.7)%	(2.6)%

Same Property EBITDA(1)	$386.8	$390.8	$400.8	$408.8	$(14.0)	$(18.0)
Same Property EBITDA variance vs. 2019(1)	(16.4)%	(15.6)%	(13.4)%	(11.7)%	(3.0)%	(3.9)%

(1) See tables later in this press release for a description of same-property information and reconciliations from net income (loss) to non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Adjusted EBITDAre, Adjusted Funds from Operations ("FFO") and Adjusted FFO per share.

For the details as to which hotels are included in Same-Property Revenue Per Available Room (“RevPAR”) and Same-Property EBITDA appearing in the table, refer to the Same-Property Inclusion Reference Table later in this press release.

While November’s Same-Property operating results significantly exceeded last year’s performance, they were below the previously provided outlook due to a negative impact from Hurricane Nicole and weaker business and leisure demand during the second half of the month, which may relate to new seasonal patterns around holidays due to hybrid work. As a result, the Company is reducing its fourth quarter and full year 2022 outlook, accordingly. The Company continues to complete repair and remediation work at LaPlaya Beach Resort & Club in Naples, Florida. The Company has negotiated an installment of $25.0 million of insurance proceeds to date. The resort remains closed during this rebuilding effort and is currently targeted for a partial re-opening sometime in Q1 2023.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust (“REIT”) and the largest owner of urban and resort lifestyle hotels and resorts in the United States. The Company owns 51 hotels and resorts, totaling approximately 12,800 guest rooms across 15 urban and resort markets. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: descriptions of the Company’s plans or objectives for future capital investment projects, operations or services; forecasts of the Company’s future economic performance; forecasts of hotel industry performance; and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the "Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of December 20, 2022. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

###
Contacts:
Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330
For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Reconciliation of Q4 2022 and Full Year 2022 Outlook Net Income (Loss) to FFO and Adjusted FFO
($ in millions, except per share data)
(Unaudited)

	Three months ending December 31, 2022		Year ending December 31, 2022
	Low	High	Low	High

Net income (loss)	$(40)	$(36)	$(85)	$(81)
Adjustments:
Real estate depreciation and amortization	62	62	241	241
(Gain) loss on sale of hotel properties	—	—	(6)	(6)
Impairment loss	—	—	86	86
FFO	$22	$26	$236	$240
Distribution to preferred shareholders and unit holders	(13)	(13)	(48)	(48)
FFO available to common share and unit holders	$9	$13	$188	$192
Non-cash ground rent	2	2	8	8
Amortization of share-based compensation expense	3	3	11	11
Other	3	3	5	5
Adjusted FFO available to common share and unit holders	$17	$21	$212	$216

FFO per common share - diluted	$0.07	$0.10	$1.42	$1.45
Adjusted FFO per common share - diluted	$0.13	$0.16	$1.61	$1.64

Weighted-average number of fully diluted common shares and units	132.0	132.0	132.1	132.1

To supplement the Company’s consolidated financial statements presented in accordance with U.S. GAAP, this press release includes certain non-GAAP financial measures as defined under SEC rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Funds from Operations (“FFO”) - FFO represents net income (computed in accordance with GAAP), excluding gains or losses from sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the Company's operating performance without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of Nareit in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company also evaluates its performance by reviewing Adjusted FFO because it believes that adjusting FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts FFO for the following items, which may occur in any period, and refers to this measure as Adjusted FFO:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Non-cash interest expense: The Company excludes non-cash interest expense because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Amortization of share-based compensation expense: The Company excludes the amortization of share-based compensation expense because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include transaction costs, management/franchise contract transition costs, interest expense adjustment for acquired liabilities, finance lease adjustment and non-cash amortization of acquired intangibles because the Company believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of FFO in accordance with the Nareit White Paper, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Reconciliation of Q4 2022 and Full Year 2022 Outlook Net Income (Loss) to EBITDA, EBITDAre and Adjusted EBITDAre
($ in millions)
(Unaudited)

	Three months ending December 31, 2022		Year ending December 31, 2022
	Low	High	Low	High

Net income (loss)	$(40)	$(36)	$(85)	$(81)
Adjustments:
Interest expense and income tax expense	24	24	96	96
Depreciation and amortization	62	62	241	241
EBITDA	$46	$50	$252	$256
(Gain) loss on sale of hotel properties	—	—	(6)	(6)
Impairment loss	—	—	86	86
EBITDAre	$46	$50	$332	$336
Non-cash ground rent	2	2	8	8
Amortization of share-based compensation expense	3	3	11	11
Other	1	1	—	—
Adjusted EBITDAre	$52	$56	$351	$355

To supplement the Company’s consolidated financial statements presented in accordance with U.S. GAAP, this press release includes certain non-GAAP financial measures as defined under SEC rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

Earnings before Interest, Taxes, and Depreciation and Amortization for Real Estate ("EBITDAre") - The Company believes that EBITDAre provides investors a useful financial measure to evaluate its operating performance, and the Company presents EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre adjusts EBITDA for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre: (1) gains or losses of on the disposition of depreciated property, including gains or losses on change of control; (2) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (3) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The Company also evaluates its performance by reviewing Adjusted EBITDAre because it believes that adjusting EBITDAre to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDAre for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Amortization of share-based compensation expense: The Company excludes amortization of share-based compensation expense because the Company believes that including this non-cash adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include transaction costs, management/franchise contract transition costs and non-cash amortization of acquired intangibles because the Company believes that including these non-cash adjustments in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of EBITDAre, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
2022 Same-Property Inclusion Reference Table

Hotels	Q1	Q2	Q3	Q4

Hotel Monaco Washington DC	X	X	X	X
Skamania Lodge	X	X	X	X
Le Méridien Delfina Santa Monica	X	X	X	X
Sofitel Philadelphia at Rittenhouse Square	X	X
Argonaut Hotel	X	X	X	X
The Westin San Diego Gaslamp Quarter	X	X	X	X
Hotel Monaco Seattle	X	X	X	X
Mondrian Los Angeles	X	X	X	X
W Boston	X	X	X	X
Hotel Zetta San Francisco	X	X	X	X
Hotel Vintage Seattle	X	X	X	X
Hotel Vintage Portland	X	X
W Los Angeles - West Beverly Hills	X	X	X	X
Hotel Zelos San Francisco	X	X	X	X
Embassy Suites San Diego Bay - Downtown	X	X	X	X
The Hotel Zags	X	X	X	X
Hotel Zephyr Fisherman's Wharf	X	X	X	X
Hotel Zeppelin San Francisco	X	X	X	X
The Nines, a Luxury Collection Hotel, Portland	X	X	X	X
Hotel Colonnade Coral Gables, Autograph Collection	X	X	X	X
Hotel Palomar Los Angeles Beverly Hills	X	X	X	X
Revere Hotel Boston Common	X	X	X	X
LaPlaya Beach Resort & Club	X	X	X
Hotel Zoe Fisherman's Wharf	X	X	X	X
1 Hotel San Francisco
The Marker San Francisco	X
Hotel Spero	X	X
Harbor Court Hotel San Francisco	X	X	X	X
Chaminade Resort & Spa	X	X	X	X
Viceroy Santa Monica Hotel	X	X	X	X
Le Parc Suite Hotel	X	X	X	X
Montrose West Hollywood	X	X	X	X
Chamberlain West Hollywood Hotel	X	X	X	X
Hotel Ziggy	X	X	X	X
The Westin Copley Place, Boston	X	X	X	X
The Liberty, a Luxury Collection Hotel, Boston	X	X	X	X
Hyatt Regency Boston Harbor	X	X	X	X
George Hotel	X	X	X	X
Viceroy Washington DC	X	X	X	X
Hotel Zena Washington DC	X	X	X	X
Paradise Point Resort & Spa	X	X	X	X
Hilton San Diego Gaslamp Quarter	X	X	X	X
L'Auberge Del Mar	X	X	X	X
San Diego Mission Bay Resort	X	X	X	X
Solamar Hotel	X	X	X	X
The Heathman Hotel	X	X	X	X
Southernmost Beach Resort	X	X	X	X

The Marker Key West Harbor Resort	X	X	X	X
Hotel Chicago Downtown, Autograph Collection	X	X	X	X
The Westin Michigan Avenue Chicago	X	X	X	X
Jekyll Island Club Resort	X	X	X	X
Margaritaville Hollywood Beach Resort	X	X	X	X
Estancia La Jolla Hotel & Spa	X	X	X	X
Inn on Fifth		X	X	X
Newport Harbor Island Resort			X	X

Notes:

A property marked with an "X" in a specific quarter denotes that the same-property operating results of that property are included in the Same-Property Statistical Data and in the Schedule of Same-Property Results.

The Company's estimates and assumptions for Same-Property RevPAR, RevPAR Growth, Total RevPAR, Total RevPAR Growth, ADR, Occupancy, Revenues, Expenses, EBITDA and EBITDA Margin for the fourth quarter of 2022 include all of the hotels the Company owned as of December 20, 2022, except for 1 Hotel San Francisco for Q4 2022, 2021 and 2019 due to its closure for renovation during Q4 2021, and LaPlaya Beach Resort & Club for Q4 2022, 2021 and 2019 due to its closure following Hurricane Ian during Q4 2022.

Operating statistics and financial results may include periods prior to the Company's ownership of the hotels.